UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2026

MONTE ROSA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40522	84-3766197
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

321 Harrison Avenue, Suite 900

Boston, MA 02118

(Address of principal executive offices, including zip code)

(617) 949-2643

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GLUE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2026, Edmund Dunn informed us of his intent to retire from the role of SVP, Corporate Controller and Principal Accounting Officer of Monte Rosa Therapeutics, Inc. (the “Company”), effective as of April 3, 2026. Mr. Dunn’s retirement and departure from the Company was not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Dunn will not receive any severance payments or benefits in connection with his departure.

Effective April 3, 2026, Matthew Bowen, currently an employee of the Company, will succeed Mr. Dunn as Corporate Controller and Principal Accounting Officer of the Company. Mr. Bowen, age 37, joined the Company’s finance department following the Company’s initial public offering in June 2021 to support the enhanced financial reporting and compliance requirements associated with operating as a public company. Since joining the Company, Mr. Bowen has served in roles of increasing responsibility over the past nearly five years, most recently as Director, Finance. Prior to joining the Company, Mr. Bowen spent seven years in the audit and assurance practice at Ernst & Young LLP, where he primarily worked on audits of large public companies. Mr. Bowen holds a Bachelor of Science and a Master’s in Accounting from Bryant University and is a licensed Certified Public Accountant in the Commonwealth of Massachusetts.

There are no arrangements or understandings between Mr. Bowen or any other person pursuant to which Mr. Bowen was promoted. There are no family relationships between Mr. Bowen and any other director, executive officer or nominees thereof of the Company. There are no related party transactions between the Company and Mr. Bowen that would require disclosure under Item 404(a) of Regulation S-K under the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monte Rosa Therapeutics, Inc.

Date: February 10, 2026	By:	/s/ Markus Warmuth
Markus Warmuth
President and Chief Executive Officer